                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 13, 2002


                              BLACK BOX CORPORATION
               (Exact Name of Registrant as Specified in Charter)



Delaware                               0-18706               95-3086563
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)


1000 Park Drive
Lawrence, Pennsylvania                                           15055
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500

ITEM 5. OTHER INFORMATION.

         The Company's Press Release dated December 13, 2002 and filed as
Exhibit 99.1 hereto is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLACK BOX CORPORATION



Date:  December 16, 2002                     By: /s/ Fred C. Young
                                                 -----------------
                                                 Fred C. Young
                                                 Chief Executive Officer


                                       3